UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

CTI BIOPHARMA CORP.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Amended and Restated Articles of Incorporation (as amended and restated, the “Amended and Restated Articles”) of CTI BioPharma Corp. (the “Company”) became effective upon its filing with the Secretary of State of the State of Washington on March 23, 2015. The Amended and Restated Articles (i) restates the Company’s articles of incorporation to incorporate the several amendments to the articles that became effective between June 19, 2008 through February 27, 2015 and (ii) eliminates all references to the various series of preferred stock that were previously authorized but no longer have any shares outstanding.

The foregoing summary of the Amended and Restated Articles does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

The 2015 annual meeting of shareholders of the Company has been scheduled for June 30, 2015 (the “Annual Meeting”). The record date for the Annual Meeting has been set as the close of business on April 24, 2015. Because the date of the Annual Meeting has been changed by more than 30 days from the anniversary of the Company’s 2014 annual meeting of shareholders, the deadline for the submission of proposals by shareholders for inclusion in the Company’s proxy materials relating to the Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), will be the close of business on April 3, 2015, which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials. To be eligible for inclusion in the Company’s proxy materials, shareholder proposals must comply with the requirements of Rule 14a-8 and with the Company’s second amended and restated bylaws. Such proposals should be delivered to: CTI BioPharma Corp., 3101 Western Avenue, Suite 600, Seattle, Washington 98121, Attention: Secretary.

The deadline of April 3, 2015 applies only to shareholder proposals that are eligible for inclusion in the Annual Meeting in accordance with Rule 14a-8.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location

3.1	Amended and Restated Articles of Incorporation, dated March 23, 2015	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: March 23, 2015	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit No.	Description	Location

3.1	Amended and Restated Articles of Incorporation, dated March 23, 2015	Filed herewith.